United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820

         The Markman MultiFund Trust
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

         6600 France Avenue South, Minneapolis, Minnesota 55435
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(Address of principal executive offices)             (Zip code)

Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
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(Name and address of agent for service)

Registrant's telephone number, including area code: (952) 920-4848

Date of fiscal year end:   12/31

Date of reporting period:  12/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.


                                                                         Markman
                                                                    TOTAL RETURN
                                                                       PORTFOLIO


Success in a
Difficult Year


Reduction in
Trading Costs


Introducing a
New Name


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                                                                   Annual Report
--------------------------------------------------------------------------------
                                                               December 31, 2004

--------------------------------------------------------------------------------
                               THE YEAR IN REVIEW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Dear Fellow Shareholders,
--------------------------------------------------------------------------------

2004 was another year of good results for your Total Return Portfolio, with a gain of 14.31%. This compares favorably to the gains in the Dow (+5.31%), the S&P 500 (+10.88%) and the Nasdaq (+9.15%). We also did very well against our benchmark blend.

Recall that for long term stability purposes, the Portfolio invests at least 20% of its assets in income producing investments such as money markets, bonds, or REITS. We typically have more than 20% in those allocations. Because of this ongoing investment in income-producing securities, in addition to comparisons to the broad stock averages, we have created an alternative Benchmark Comparison. This will help you get a fuller understanding of the Portfolio's performance. The Benchmark is a blend of 80% of the S&P 500 return and 20% of the return of the Lehman Intermediate Government Bond Index. This blend returned 9.21% in 2004.

The Markman Total Return Portfolio also ranked highly this past year against fund peers in both our Morningstar and Lipper categories for the 12 month period ending December 31, 2004. Our returns placed the Portfolio in the 8th percentile of Morningstar's Large Cap Blend Category and the 2nd percentile of Lipper's Flexible Portfolio Category (1st percentile=best, 100th percentile= worst). Each year now, since the restructuring of the Portfolio in 2002, we have ranked in the top ten percent of our fund peer groups. This is especially noteworthy given the vastly differing natures of 2003 and 2004. One would more likely expect that a fund that did well in an environment like 2003, a year marked by a strong bounce off the long term bear market low, might lag a bit more in the choppy, trendless, sputtering market of 2004.

Investment Pros Struggle in 2004

This last year proved much more difficult for many mutual funds than 2003. In 2003 a sizeable majority of funds met or beat their comparative market index. In 2004, however, only a small percentage did better than their benchmark. A majority of managers in eight of the nine 'style boxes' trailed their relevant indexes. According to Morningstar, only 10.9% of funds in our category--large cap blend--actually beat the index. You'll be pleased to know that one of the 'successes' in the category was your fund: The Markman Total Return Portfolio.

As you know, it is our aim for the Total Return Portfolio to fill the role of a 'core' fund for your wealth management. So consistency of positive results looms large on our list of investment goals.

--------------------------------------------------------------------------------
Our aim for the Total Return Portfolio to fill the role of a 'core' fund for your wealth management.
--------------------------------------------------------------------------------

The statistic mentioned earlier about how few managed funds actually beat the indices in 2004 is a reflection of how difficult and frustrating the investment environment was last year. Our results again confirm that the flexible, eclectic approach we've developed continues to have the potential to keep us on the 'right' side of the markets.

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Top Ten Holdings
of the Stock Portfolio 12/31/04

Toll Brothers                                                               3.6%
--------------------------------------------------------------------------------
Symantec                                                                    3.6%
--------------------------------------------------------------------------------
Starbucks                                                                   3.3%
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Pentair                                                                     3.0%
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Vornado Realty                                                              2.7%
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Kmart                                                                       2.7%
--------------------------------------------------------------------------------
Cooper Companies                                                            2.7%
--------------------------------------------------------------------------------
Franklin Resources                                                          2.7%
--------------------------------------------------------------------------------
XM Satellite Radio                                                          2.6%
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Royal Caribbean                                                             2.6%
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Total in Top Ten                                                           29.5%
--------------------------------------------------------------------------------

Less flexible funds unfortunately often found themselves on the wrong side of conventional wisdom. A number of managers underweighted energy and commodity stocks, missing out on the huge run up in those sectors. We, too, began the year underweighted. But our manageable size and flexible approach enabled us to quickly and opportunistically capture trading profits in positions as varied as a very small company like Knightsbridge Tankers (under $500 million market cap) and Schlumberger, the large energy services company which sports a $35 billion plus market cap.

We also caught some 'breaks.' After a long period of research, in early June we took a position in Mandalay Resort


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                                               Markman Total Return Portfolio  1

--------------------------------------------------------------------------------
What's in a name?

We're changing our name from the Markman Total Return Portfolio to The Markman Total Return Core Fund. Such a small change--why go through the trouble? We think the new name better reflects that this Fund was created to be something of a "one-stop" fund for smart investors. By encompassing an all cap, all style, global growth and income approach, we aim to be a solid foundation for your growth portfolio. (With our broad and flexible approach, one might even consider the Fund to be a complete portfolio in itself for investors with the appropriate investment strategy.) Core funds are often viewed as the "steady Eddies" that you can count on year in and year out. And while it may not be the most exciting and glamorous route to take, it sounds pretty good to us.

--------------------------------------------------------------------------------
Asset Allocation 12/31/04
(As a percentage of net assets)
--------------------------------------------------------------------------------
Stocks                               77.7%
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Bonds                                 8.1%
--------------------------------------------------------------------------------
REITS                                12.3%
--------------------------------------------------------------------------------
Cash                                  1.9%
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
--------------------------------------------------------------------------------

Group, commencing buying at $58 per share. The very next day, MGM Mirage surprised the market by announcing an offer to buyout Mandalay for $70. Fortunate, if nothing else.

Tactically, given the risks that we saw in 2004, I felt it prudent to 'choke up on the bat' and look to hit for average, not power. That led to some high trading turnover and relatively short term holds. While I think that was an appropriate tactic for a fund like ours and helped us to achieve our good results, we also have to acknowledge that it caused us to fall short on some opportunities. For example, the Portfolio accumulated a position in Chicago Mercantile Exchange (CME) in the early summer. Between August and November, with the market going absolutely nowhere, CME gained over 25%. We felt the valuations were getting a bit stretched and thus sold off pieces on the way up, selling the final shares which had been bought for $123 and change for $163 and change. We felt good about this tidy little profit in a drifting market, then I watched in dismay as CME proceeded to continue its climb to over $200.

Looking forward, my sense is that the Fund's 2005 tactics will be more oriented to slightly longer term holds. As always, the driver of our strategy continues to be how we can best produce good growth results while attempting to moderate risk.

Making Sense of 2004: The "Beach Ball" Market

2004 makes more sense if we start by imagining the market as a beach ball floating in the water. You can push down on the ball and make it go beneath the surface of the water, but as soon as you let up on your downward pressure, the ball will rebound back up. In fact, depending on the pressure in the ball, it may even shoot up well above the surface of the water. In many ways, the investment arena in 2004 was just like that beach ball, which helps explain the most unusual and unexpected characteristic of the stock and bond markets in 2004: the fact that they refused to go down and stay down, despite having any number of reasons on numerous occasions to do so.

Here's just a partial list of the negative or troubling circumstances the market confronted:

      1.    Daily images of carnage and disarray from Iraq

      2.    Concerns about job creation and outsourcing

      3. The depressing effect of a bitter Presidential campaign with the inevitable emphasis on the 'crisis du jour' that could only be solved by voting 'correctly'

      4.    Ongoing multicolored terror alerts

      5. An enormous rise in energy prices, with oil spiking from the $30's in January to above $50 by the fall

      6.    Four increases in interest rates by the Federal Reserve

As these events and dynamics unfolded, they served to push the market down, holding it back from any significant rally. The beach ball was being held under water. Fortunately, there was still plenty of air in the ball--positives exerting potential upward pressure. Among these offsetting positives were:

o Corporate earnings were growing at a rate even greater than analysts had expected.

o Outside of a few minor hiccups, the economy continued to expand at a reasonable enough pace to forestall any thoughts of a slide back into recession.

o The increase in oil prices--and the mid year spike at the gas pump--did not appear to put any damper on consumer spending, or the broad economy, as feared by many.

o We began to see, for the first time since the mid 1990's, synchronized global growth.

o Quietly, beneath the media din, corporate America continued its steady progress toward greater financial health. Balance sheets were strengthened. Large cash piles were amassed.

Once enough of the forces exerting downward pressure abated, the ball--market--was able to shoot violently above the surface once again. And so it should not be a surprise, in hindsight, to see that once the Presidential election concluded with a clear winner and no rerun of the 2000 debacle, once oil prices began to stabilize, once we saw that the consumer was not going to retreat into spending hibernation, the market experienced its big rally of the year.

In fact, the entire gain for the major averages came in the last three months of the year. If there was anything in last year that would serve as a reminder of the wisdom of keeping calm and patient more often, that would be it. (But that would make for pretty boring CNBC viewing, wouldn't it?)

--------------------------------------------------------------------------------
Comparative growth of a $10,000 investment: Since Inception 1/26/95(A)

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN GRAPH IN THE PRINTED MATERIAL]

                                   Markman Moderate
                                   Allocation Fund
                                   (until 12/31/02)
                                    Markman Total
                                   Return Portfolio
                S&P 500            (1/1/03-12/31/04)         Comparative Blend
                -------            -----------------         -----------------
01/26/95         10,000                 10,000                    10,000
03/31/95         10,770                 10,450                    10,682
06/30/95         11,798                 11,210                    11,597
09/30/95         12,736                 12,150                    12,370
12/31/95         13,503                 12,450                    13,049
03/31/96         14,227                 13,111                    13,591
06/30/96         14,866                 13,452                    14,098
09/30/96         15,325                 13,199                    14,495
12/31/96         16,603                 13,834                    15,528
03/31/97         17,048                 14,352                    15,861
06/30/97         20,024                 15,532                    18,164
09/30/97         21,524                 16,712                    19,346
12/31/97         22,142                 16,516                    19,876
03/31/98         25,231                 17,737                    22,154
06/30/98         26,063                 18,167                    22,821
09/30/98         23,470                 16,266                    21,217
12/31/98         28,469                 19,541                    24,843
03/31/99         29,888                 21,239                    25,820
06/30/99         31,994                 21,518                    27,266
09/30/99         29,997                 21,225                    25,959
12/31/99         34,460                 26,477                    29,046
03/31/00         35,250                 26,794                    29,674
06/30/00         34,314                 23,812                    29,152
09/30/00         33,981                 23,971                    29,082
12/31/00         31,322                 19,756                    27,492
03/31/01         27,608                 14,863                    25,049
06/30/01         29,223                 16,320                    26,242
09/30/01         24,933                 11,952                    23,421
12/31/01         27,598                 15,106                    25,417
03/31/02         27,674                 14,272                    25,460
06/30/02         23,966                 12,551                    22,927
09/30/02         19,824                 11,004                    19,979
12/31/02         21,497                 11,235                    21,366
03/31/03         20,820                 10,771                    20,868
06/30/03         24,025                 13,018                    23,508
09/30/03         24,661                 14,124                    23,999
12/31/03         27,664                 16,223                    26,327
03/31/04         28,132                 17,014                    26,800
06/30/04         28,616                 16,871                    27,046
09/30/04         28,081                 16,889                    26,763
12/31/04         30,673                 18,545                    28,751

--------------------------------------------------------------------------------
  Average Annual Returns*

1 Year            5 Year           Since Inception**
----------------------------------------------------
14.31%            (6.87%)          6.42%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The performance of the above portfolio does not reflect the deduction of taxes that a shareholder would pay on Portflio distributions or the redemption of Portfolio shares.

** The Fund's inception was January 26, 1995.

Comparative growth of a $10,000 investment:
Since Inception of Total Return Portfolio 1/1/03

[THE FOLLOWING WAS DEPICTED AS A MOUNTAIN GRAPH IN THE PRINTED MATERIAL]

                                                       Markman Total
                 S&P 500       Comparative Blend      Return Portfolio
                 -------       -----------------      -----------------

12/31/02          10,000           10,000                 10,000
03/31/03           9,685            9,767                  9,587
06/30/03          11,176           11,003                 11,587
09/30/03          11,472           11,232                 12,571
12/31/03          12,869           12,322                 14,440
03/31/04          13,086           12,544                 15,144
06/30/04          13,312           12,659                 15,016
09/30/04          13,062           12,526                 15,032
12/31/04          14,268           13,457                 16,507

--------------------------------------------------------------------------------
Total 2003-2004 Returns

S&P 500    Blend     MTRPX
----------------------------
42.68%     34.57%    65.06%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The performance of the above portfolio does not reflect the deduction of taxes that a shareholder would pay on Portflio distributions or the redemption of Portfolio shares.
--------------------------------------------------------------------------------

(A) Performance numbers for all periods prior to December 30, 2002 are those of the Markman Moderate Allocation Portfolio, the Markman Total Return Portfolio's performance predecessor.

Performance: Markman Total Return Portfolio

[THE FOLLOWING WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

               1 Year
       ended December 31, 2004
------------------------------------
Blend                           9.21
S&P 500                        10.88
MTRPX                          14.31
------------------------------------


[THE FOLLOWING WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

               3 Years
       ended December 31, 2004
------------------------------------
Blend                           4.19
S&P 500                         3.58
MTRPX                           7.08
------------------------------------


[THE FOLLOWING WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

               5 Years
       ended December 31, 2004
------------------------------------
Blend                          -0.20
S&P 500                        -2.30
MTRPX(A)                       -6.87(A)
------------------------------------


[THE FOLLOWING WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

          Since Inception
------------------------------------
Blend                          11.21
S&P 500                        11.94
MTRPX(A)                        6.42(A)
------------------------------------

(A) Performance numbers for all periods prior to December 30, 2002 are those of the Markman Moderate Allocation Portfolio, the Markman Total Return Portfolio's performance predecessor.



--------------------------------------------------------------------------------
2  December 31, 2004                           Markman Total Return Portfolio  3

--------------------------------------------------------------------------------
Trading Costs Decline Again

I have long been amazed that disclosure of one of the largest single costs to run a mutual fund--trading commissions--is not required to be placed in a fund's Annual Report. That is not to say it is never reported. You can find any fund's trading expenses in its Statement of Additional Information. You say you've never heard of the Statement of Additional Information? Well, that's my point. Why bury this important piece of information in a place few shareholders will ever venture?

From the start of the Total Return Portfolio we have clearly disclosed our commission expenses in our Annual Reports. In last year's Annual Report, I noted that commissions paid totaled $74,078, adding about 13 basis points (.13%) to the cost of managing the Fund for you. This was less than one third the estimated cost (.41%) for the average fund in a recent Lipper study.(1)

I am pleased to report that we have been able to further reduce the cost to shareholders. Our total trading commissions in 2004 were $53,447, about 28% below our already low level for 2003! This dollar amount represents less than ten basis points (.10%).

Don't be Misled by Our Turnover Ratio

It is important that you be aware of our low trading costs not merely to understand how we are attempting to keep overall expenses down; we also want these facts disclosed to help assure you that our trading costs are relativly low despite our often high turnover ratio. It is conventional wisdom in the fund world that high turnover rates inevitably lead to higher than average trading costs. But not for us.

The bottom line is that we maintain the flexibility to trade how and when we see fit, and still are able to keep the trading commissions in your Fund to a level among the lowest in the industry.
--------------------------------------------------------------------------------

Real Estate:
Bubble or Beach Ball?

The beach ball metaphor helps explain some of the violent and misguided moves by investment professionals in more narrow sectors as well. It's my sense that more analysts and managers made more bad calls more often in real estate than in any other sector of the market. Skepticism abounded, and the Portfolio used those doubts to help generate gains.

--------------------------------------------------------------------------------
Expense for Trading
Average cost per share for commission paid

Typical of many funds                                      5(cent) per share(2)
--------------------------------------------------------------------------------
Markman Total Return Portfolio Cost                        0.33(cent) per share
--------------------------------------------------------------------------------

In the first part of the year, investors foresaw the prospect of rising interest rates due to a stronger economy. The conventional conclusion was that rising rates would be bad for real estate, both for homebuilders that would get hurt by rising mortgage rates and income producing REITS that would see increased competition for investor dollars from bonds as yields went up. Investors who had been fortunate to have owned these stocks were sitting on gains of 50-150% over just the previous 12 months. Panic ensued as they tried to exit all at the same time with their profits intact. The result was that certain quality homebuilders like Toll Brothers and well run REITS like Mills Corp plummeted some 20-30% in a mere six week period of time.

We are long term bulls on real estate and were heavily invested in both home-builders and REITS last year. So the impact of the spring panic sell-off on our Fund was severe. We declined some 12% during a period when the S&P gave up only 4%. That was not what we wanted, particularly given our goal of prudent risk and stability. The irony was that this downside volatility was caused by the very same portions of the portfolio that we perceived as being the lowest risk!

Of course soon it became apparent that the real estate bears had panicked at the wrong time for the wrong reason (It's not rocket science to assume that if interest rates were to rise due to a stronger economy, that very same healthy environment could be good, not bad, for homebuilders and owners of shopping malls!). Once investors came to their senses, the downward pressure on the big real estate beach ball was removed. And because the real fundamentals were actually better than expected, the rebound was, well, violent. From the spring lows through the end of the year, these groups of stocks had fantastic runs. Toll shot back up 75% and Mills Corp gained back 50%.

We continue to remain extremely positive on real estate. The Fund begins 2005 with its largest ever allocation to real estate broadly diversified across raw land, shopping malls, timber, office buildings, specialty medical real estate and high end homebuilders. Fair warning: it won't be unusual if we experience more of the same short term volatility, as misinformed investors once again panic about real estate bubbles; it seems to be in the water. But as long as the underlying fundamentals remain sound, we expect real estate to continue to support our total return objectives.

(1) Source: John Hechinger, "Decifering Funds' Hidden Costs", WALL ST J., Mar 17, 2004 @ D1, D3(2)

(2) Source: Richard Titelbaum, "Know a Fund's Costs? Look Deeper", NEW YORK TIMES., February 9, 2003


--------------------------------------------------------------------------------
4  December 31, 2004

The Environment Going Forward

As we move through what, hopefully is the third year of this bull market, the questions begin to be raised: "Is the best behind us? Will we soon see the market stall out and decline once again?" Fortunately, both history and a bit of common sense suggests the answer might be no. We've gone 27 months since the October 2002 low, with the S&P 500 gaining more than 50% in that time. But the median length of a post WW II bull market has been 51 months with a median gain of 105%. So it is credible to expect that a positive tone will likely persist for at least some time to come.

In the past five years we've gone from euphoria (1999) to gloom (2002) and now seem to have settled back into an ongoing point/counterpoint: the economy is good/bad, prices are too high/too low, jobs are growing/leaving...the list goes on and on. This is a good thing. Solid market advances are much more likely to come on the back of steady, ongoing, healthy skepticism and debate than on new era euphoria. That said, beyond the daily noise and static produced by the media, I'm inclined to think that the evidence points more to a potential boom than to a deterioration.

Let's consider three major points:

1. In our view corporate America is now in its best shape in many a year. The joint impact of the market crash and recent corporate scandals forced companies to run leaner, more productively and more transparently. The fact that dividend growth is accelerating is as good a factual indication as you'll get that corporations have repaired their balance sheets, and are producing large amounts of cash to pay out to shareholders. There is now some $600 billion in cash on the books of companies in the S&P 500. Mooty's Investor Service says the ratio of cash to dept on the balance sheets of the nation's non-finacial companies is the highest in 35 years.(3) In our opinion, hale and hearty corporate patients don't, by and large, suddenly decline in health.

2. Ten Central European nations, non-entities in the global economy as recently as fifteen years ago, joined the European Union in 2004. Russia, India, and China, minor blips on the global economic radar screen a decade ago are all experiencing substantial growth With growth comes the need for consumer products, modernization of industrial infrastructure, communica tions networks, financial services, and more. All won't be placid: many issues, even crises, will no doubt arise from the emergence of these new economies. The larger reality is that we will be integrating economies of countries that collectively represent 40% the population on the planet. That represents countless cell phones, iPods, cups of Starbucks coffee, need for medical technologies, etc, etc. In our opinion when all is said and done, this enormous addition to potential global growth can't help but be good for U.S. companies.

--------------------------------------------------------------------------------
Market Caps 12/31/04
(As a percentage of the stock portion of the portfolio)
--------------------------------------------------------------------------------
Small (under $1.5 billion)                                                14.9%
Medium ($1.5-$10 billion)                                                 34.9%
Large (over $10 billion)                                                  50.2%

[PIE CHART OMITTED]
--------------------------------------------------------------------------------

3. Wealth, wealth, wealth. Let's not be shy about the fact: The U.S. is awash in money. Even with the bursting of the great market bubble, the U.S. economy is larger and more flush with cash than at the peak of the tech mania in 2000. More Americans are 'richer' than ever before. In addition to the corporate cash noted earlier, in the past two years we've seen an increase in household assets five times greater than the increase in household liability. In fact, household wealth is rising at a pace that matches the gains seen in the late 1990s.(4) What had traditionally been considered small market, high end products and services now are developing almost mass market appeal, due to technologies that enable customization across even across a broader market. This is producing significant tailwinds for innovative and well run companies in a number of industries.

Still, I have no idea exactly what the market will do this year. Predicting the moves of the broad market is a genuine sucker's game; it's not for nothing that the market has been called "The Great Humiliator." What I am willing to predict is that some of these real and powerful forces and themes may create lift for a number of stocks in 2005. Our job will be to identify as many as possible.

(3) Source: Howard Gold, BARRONS ONLINE January 1, 2005.

(4) Source: James Cooper and Kathleen Matigan, BUSINESS WEEK, December 27, 2004, page 40.

--------------------------------------------------------------------------------
                                               Markman Total Return Portfolio  5

--------------------------------------------------------------------------------
                               Accessible Stories
--------------------------------------------------------------------------------

I want to share with you some thoughts on a few of our larger hold- ings.
These four companies not only stand to benefit from the real Iand powerful forces previously noted, they are also what I like to call 'accessible stories.' They are the kind of opportunities we make a point to look for: companies whose strategy and competitive advantage can be communicated in a clear and simple narrative that, investment-jargon free, makes sense.

-------------------------------
Starbucks                  SBUX
-------------------------------

Starbucks has an advantage over most other companies; nothing helps regular and repeat business like a caffeine withdrawal headache. Of course, all this success is made possible by management that has carefully and intelligently built what is now a unique global brand out of what had previously been a mere commodity.

While even fans won't dispute that the stock is very richly priced, it is one story where the growth prospects seem to go on well into the distance. Consider the growth implications of these numbers: McDonalds currently has some 30,000 stores worldwide. Starbucks has 8,000. It's not hard to imagine a world where there are as many Starbucks as McDonald's. That's a lot of growth still ahead for the company. And each location has the potential to become increasingly profitable by both selling additional items (from CD's to croissants) and increasing prices. (A price increase this past fall was met with a major ho-hum by customers.)

Again, while it is normally a good idea to stay away from such 'expensive' stocks, there does come along from time to time a storied company that more than justifies such an investment. Just this past spring legendary value investor Warren Buffet confessed that one of his worst mistakes was not buying Wal-Mart because its shares always looked overval-ued. He was quoted saying "that thumb-sucking has cost us in the current area of $10 billion."(5)

================================================================================
-------------------------------
Toll Brothers               TOL
-------------------------------

For some time, homebuilders have been the Rodney Dangerfields of the stock market: they 'don't get no respect.' These are companies that are growing earnings twice as fast as the S&P, yet are selling for half the multiple of the market. Lack of respect? Seems more like insanity to me.

Because homebuilders are inherently not a 'sexy' investment story like the latest tech gadget or telecom merger, Wall Street analysts appear to have been stubbornly slow on the uptake in understanding how the entire industry has been transformed. Homebuilding used to be a small, localized, 'mom and pop' kind of industry. In many instances it was generally poorly run, with sloppy financial controls and thus subject to wild boom/bust swings. This lack of reliability led homebuilding stocks to be tagged with a deservedly low multiple.

The last decade, though, has seen a considerable consolidation in the business, with substantial growth in the larger regional and national homebuilders. Large homebuilders control an increasing share of the market. These multi-billion dollar public firms bring a new found corporate professionalism to the table: more disciplined financials, greater clout to handle the ever increasing regulatory hurdles involved in the land approval process; and the valuable economies of scale that inevitably accompany increased size.

Of course, no investment story is bullet-proof. Conventional wisdom often suggests that a slowdown in the economy or a substantial rise in interest rates could impact homebuilders, particularly on the lower price end of the market. In our view however, barring the most extreme moves in rates or economic health, the homebuilding industry has something of a built-in 'regulator' that argues for a stable and secure investment story. Higher interest rates would likely be the result of a stronger economy, and healthier consumer, thus possibly offsetting the slowing effect of higher rates. Conversely, a slower economy could result in lower rates, thus making homes more affordable, thus offsetting the dampening effects of a less healthy buyer.

Our analysis of all these pros and cons leads us to the conclusion that Toll Brothers is one of the safest plays in the homebuilding sector. Toll specializes in the upper middle and luxury market. It is thus largely sheltered from the dampening of demand that could be caused by a rise in interest rates. After all, when one is buying a million-dollar retirement home, does an extra fraction of a percent on a mortgage rate make much of a difference? We are just now entering a decade long period in which the baby boom demographic bulge--the richest generation ever to exist on the planet--will be reaching retirement age. This represents a huge market for builders like Toll. Last but by no means least, Toll is fortunate to have management that is among the best respected in the business, and is 34% owned by its directors and executives.

When a company benefiting from these sustainable long term tailwinds can be bought for a multiple half its growth rate, the only question is: why don't we own more? Well, that's what short term dips are for.

(5)Source: Jason Zweig, CNN.MONEY.COM, April 3, 2004.


--------------------------------------------------------------------------------
6  December 31, 2004

-------------------------------
XM Satellite Radio         XMSR
-------------------------------

What investor wouldn't want the chance to take a time machine back thirty years and buy cable TV properties? Too bad we can't. But what cable was to broadcast TV in the last quarter of the 20th century, we believe satellite radio will be to broadcast radio in the first quarter of the 21st century.

The concept is breathtakingly simple. Throw a few satellites up in orbit and then bounce programming off them to an individual's receiver. The receiver costs about $100 and the ongoing service runs $10-12 per month. The advantage: no static, a national footprint with no dead spots even in the most remote areas, and hundreds of stations, many commercial free, to choose from. Given that option, would you ever opt to listen to the same obnoxious local top forty station ever again? Few doubt that the pitch to the consumer is compelling. Many on Wall Street, though, question the economics. Understandably so, as XM and its competitor, Sirius Satellite Radio, are really still in the start-up stage and are yet to be profitable.

But you don't have to wear rose colored glasses to see that the potential here is astounding. It was just this past year that XM grew to over 3 million subscribers. Sirius now has just over one million. That may sound like a large number, but consider that there are over 200 million cars on the road. And that's just in the U.S. alone. About 17 million new cars are sold each year in America. We believe in a couple of years, satellite radio will be an available option on almost every car offered by a major manufacturer. (XM currently has deals with Toyota and GM, among others.) What then is a reasonable guess as to the percentage of cars that will have satellite radio? 10%? 25%? 40%? Add to those potential numbers additional subscribers for boats, homes, and offices and, well, you can do the math pretty easily. We could potentially see 15-50 million subscribers by the end of the decade.

As the satellite radio business scales up, there will be significant marketing costs, but they will have an advantage even over cable TV in that there will be relatively little additional infrastructure cost: no cables to lay--it's all beamed by satellite! The real propellant to profitability, in our opinion, will be the inevitability of at least some of the stations carrying advertising. Combine subscription income with advertising income in a low overhead scalable model and you have a classic cash cow.

One last note: Great businesses inevitably breed competition. We note, though, that XM and Sirius are the only two companies to be granted licenses from the FCC. Any new entrant would need not only a license, but need to build and install and sell the whole range of hardware infrastructure that XM and Sirius already have in place. Once one clears the hurdle of whether satellite radio is a viable business, we believe that XM is a much better value as an investment than Sirius.

================================================================================
-------------------------------
Royal Caribbean Cruises     RCL
-------------------------------

If you've never taken a cruise, the industry may seem like a strange, almost quaint space. Images of Captain Stubing's Love Boat, or dowdy matrons on the QE 2 may come to mind. And though stereotypes always have their genesis in at least some little truth, the reality is that cruise lines are one of the best kept growth secrets on Wall Street, and Royal Caribbean is plowing full speed ahead.

Cruising as a vacation option is steadily gaining in popularity for a number of reasons: There's the convenience of being able to visit multiple destinations without the hassle of traveling from place to place by land or air with the accompanying packing and unpacking. Many find the variety and all inclusive nature of a large ship a safe and easy way to satisfy diverse family needs. There's no doubt, cruising has become more mainstream and family oriented over the past few years.

But most importantly, a cruise can be one of travel's great bargains. A seven-day cruise to four islands can cost as much as 24-40% less than a comparable land-based vacation.

Royal Caribbean, after navigating some rough waters a few years ago, now is positioned to continue to reap huge benefits from the increased popularity of cruise vacations. It boasts one of the newest and most innovative fleets in the industry and has expanded operations to regional ports such as New Orleans, Savanah, GA, and Philadelphia. With more ports within driving distance, an increased number of customers can save the cost of airfare, making the vacation that much more affordable.

More significant is that strong demand is causing vacationers to book further in advance, allowing the company to raise prices and reduce last minute discounts. What we think will be the big kicker in the equation, though, is the continuing differential in price between a sea and land vacation. This 'spread' represents an opportunity for Royal Caribbean to steadily raise prices enough to significantly increase earnings and still remain extremely competitive on cost.

With Royal Caribbean, we think we've found something of an investment trifecta: positive demographics support growth, minimal competition (due to industry consolidation, the top two lines, Royal Caribbean and Carnival dominate), and strong ability to raise prices without affecting sales. Concerns about energy costs are minimal, as the cost of fuel represents less than 5% of gross revenues. It is our view that it will take a major recession or safety concern certainly much larger than what we exist with now to derail these shares. From our perch, we can clearly see that the wind is at the back of these big ships.


--------------------------------------------------------------------------------
                                               Markman Total Return Portfolio  7

PORTFOLIO OF INVESTMENTS  Markman Total Return Portfolio--December 31, 2004

Shares                                                              MarketValue

COMMON STOCKS 90.0%
REAL ESTATE INVESTMENT TRUST -- 12.3%
 21,500      Vornado Realty Trust                                   $ 1,636,796
 30,000      Rayonier, Inc.                                           1,467,300
 22,000      The Mills Corporation                                    1,402,720
 50,000      Nationwide Health Properties, Inc.                       1,187,500
 30,000      LaSalle Hotel Properties                                   954,900
 15,000      Novastar Financial, Inc.                                   742,500
                                                                    $ 7,391,716

HEALTH CARE/MEDICAL -- 10.0%
 23,000      The Cooper Companies, Inc.                             $ 1,623,570
 20,000      Fisher Scientific International, Inc.*                   1,247,600
 14,000      UnitedHealth Group, Inc.                                 1,232,420
 21,000      Sierra Health Services, Inc.*                            1,157,310
 25,000      Teva Pharmaceutical Industries Ltd.-ADR                    746,500
                                                                    $ 6,007,400

ENERGY/NATURAL RESOURCES -- 9.5%
 25,000      Valero Energy Corporation                              $ 1,135,000
 25,000      Transocean, Inc.*                                        1,059,750
 14,000      Alliance Resource Partners                               1,036,000
 40,000      BHP Billiton Ltd. - ADR                                    960,800
 10,000      Peabody Energy Corporation                                 809,100
 17,000      Teekay Shipping Corporation                                715,870
                                                                    $ 5,716,520

FINANCIAL -- 8.7%
 23,000      Franklin Resources, Inc.                               $ 1,601,950
 40,000      UICI                                                     1,356,000
 19,000      Commerce Bancorporation, Inc.                            1,223,600
 25,000      Portfolio Recovery Associates*                           1,030,500
                                                                    $ 5,212,050

RETAIL -- 8.4%
 32,000      Starbucks Corporation*                                 $ 1,995,520
 16,500      Kmart Holding Corporation*                               1,632,675
 32,000      Urban Outfitters, Inc.                                   1,420,800
                                                                    $ 5,048,995

INDUSTRIAL EQUIPMENT & COMPONENTS -- 7.1%
 41,000      Pentair, Inc.                                          $ 1,785,960
 26,000      Ceradyne, Inc.                                           1,487,460
 20,000      Mine Safety Appliances Company                           1,014,000
                                                                    $ 4,287,420

HOMEBUILDERS/REAL ESTATE DEVELOPMENT -- 5.8%
 32,000      Toll Brothers, Inc.*                                   $ 2,195,520
 20,000      The St. Joe Company                                      1,284,000
                                                                    $ 3,479,520

SOFTWARE & SERVICES -- 5.1%
 85,000      Symantec Corporation                                   $ 2,189,600
 13,000      Infosys Technologies Ltd.                                  901,030
                                                                    $ 3,090,630

MEDIA -- 5.1%
 42,000      XM Satellite Radio Holdings, Inc.*                     $ 1,580,040
 75,000      Time Warner, Inc.*                                       1,458,000
                                                                    $ 3,038,040

LEISURE -- 5.0%
 29,000      Royal Caribbean Cruises Ltd.                           $ 1,578,760
 44,000      McDonald's                                               1,410,640
                                                                    $ 2,989,400

TELECOMMUNICATIONS -- 4.7%
 75,000      AT&T Corporation                                       $ 1,429,500
 407,000     Nortel Networks Corporation*                             1,420,430
                                                                    $ 2,849,930

TRANSPORTATION & DELIVERY -- 3.7%
 35,000      Norfolk Southern Corporation                           $ 1,266,650
 10,000      FedEx Corporation                                          984,900
                                                                    $ 2,251,550

INTERNET COMMERCE -- 2.6%
 13,500      eBay, Inc.*                                            $ 1,569,780

CONSUMER ELECTRONICS -- 2.0%
 19,000      Apple Computer, Inc.                                   $ 1,223,600

TOTAL COMMON STOCKS                                                 $54,156,551

BOND FUNDS -- 8.1%
287,223      PIMCO Emerging Markets
             Bond Fund - INST Class                                 $ 3,119,244
223,666      Northeast Investors Trust                                1,760,250

TOTAL BOND FUNDS                                                    $ 4,879,494


MONEY MARKET FUNDS -- 1.9%
1,115,966    5/3 Prime Money Market Fund                            $ 1,115,966

TOTAL INVESTMENT SECURITIES                                         $60,152,011
(Cost $50,927,597) 100%

LIABILITIES IN EXCESS OF
OTHER ASSETS 0.0%                                                      (20,501)

NET ASSETS 100.0%                                                   $60,131,510

* Non-income producing security.
ADR - American Depository Receipt

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8  December 31, 2004

STATEMENT OF ASSETS
AND LIABILITIES  December 31, 2004

ASSETS

  Investment securities:
     At acquisition cost                                          $  50,927,597
                                                                  =============
     At market value                                              $  60,152,011

  Accrued income                                                         76,042

  Receivable for capital shares sold                                      6,808

  Other Assets                                                           33,213
                                                                  -------------

     TOTAL ASSETS                                                    60,268,074
                                                                  -------------

LIABILITIES

  Income distributions payable                                            8,409

  Payable for capital shares redeemed                                    63,414

  Payable to Adviser                                                     38,149

  Payable to affiliates                                                   9,145

  Payable to Trustees                                                       102

  Other accrued expenses and liabilities                                 17,345
                                                                  -------------

     TOTAL LIABILITIES                                                  136,564
                                                                  -------------

NET ASSETS                                                        $  60,131,510
                                                                  =============

  Net assets consist of:
  Paid-in capital                                                 $ 102,291,980
  Undistributed net investment income                                     7,686
  Accumulated net realized losses
     from security transactions                                     (51,392,570)
  Net unrealized appreciation on investments                          9,224,414
                                                                  -------------

NET ASSETS                                                        $  60,131,510
                                                                  =============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)               5,871,769
                                                                  =============
Net asset value, offering price and
  redemption price per share                                      $       10.24
                                                                  =============

See accompanying notes to financial statements


STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME

  Dividends (Net of withholding taxes of $1,048)                  $   1,249,497
                                                                  -------------

EXPENSES

  Investment advisory fees                                              436,483

  Administration fees                                                    55,000

  Sub transfer agent fees                                                50,000

  Professional fees                                                      52,000

  Compliance fees and expenses                                           43,750

  Transfer agent fees                                                    35,000

  Accounting services fees                                               35,000

  Postage and supplies                                                   20,000

  Registration fees                                                      23,932

  Custodian fees                                                         26,000

  Shareholder report costs                                               23,000

  Trustees fees and expenses                                             21,000

  Other expenses                                                         14,084
                                                                  -------------
  TOTAL EXPENSES                                                        835,249
                                                                  -------------

NET INVESTMENT INCOME                                                   414,248
                                                                  -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS

Net realized gains from security transactions                        12,216,594

Net change in unrealized appreciation/depreciation
  on investments                                                     (4,815,559)
                                                                  -------------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS                                                        7,401,035
                                                                  -------------

NET INCREASE IN NET ASSETS
FROM OPERATIONS                                                   $   7,815,283
                                                                  =============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                               Markman Total Return Portfolio  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended    For the Year Ended
                                                                                            December 31, 2004     December 31, 2003
FROM OPERATIONS
     Net investment income                                                                     $    414,248          $    507,879
     Net realized gains from security transactions                                               12,216,594             4,625,636
     Net change in unrealized appreciation/depreciation on investments                           (4,815,559)           14,252,089
                                                                                               ------------          ------------
  Net increase in net assets from operations                                                      7,815,283            19,385,604
                                                                                               ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                                                    (414,247)             (507,876)
                                                                                               ------------          ------------
FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                                                    5,988,905             4,229,619
     Net asset value of shares issued in reinvestment of distributions to shareholders              405,838               496,866
     Payments for shares redeemed                                                               (13,277,933)          (16,286,159)
                                                                                               ------------          ------------
  Net decrease in net assets from capital share transactions                                     (6,883,190)          (11,559,674)
                                                                                               ------------          ------------
TOTAL INCREASE IN NET ASSETS                                                                        517,846             7,318,054
NET ASSETS
     Beginning of year                                                                           59,613,664            52,295,610
                                                                                               ------------          ------------
     End of year                                                                               $ 60,131,510          $ 59,613,664
                                                                                               ============          ============
UNDISTRIBUTED NET INVESTMENT INCOME                                                            $      7,686          $          3
                                                                                               ------------          ------------
CAPITAL SHARE ACTIVITY
     Sold                                                                                           655,480               572,074
     Reinvested                                                                                      39,633                55,085
     Redeemed                                                                                    (1,434,730)           (2,323,254)
                                                                                               ------------          ------------
     Net decrease in shares outstanding                                                            (739,617)           (1,696,095)
     Shares outstanding, beginning of year                                                        6,611,386             8,307,481
                                                                                               ------------          ------------
     Shares outstanding, end of year                                                              5,871,769             6,611,386
                                                                                               ============          ============

See accompanying notes to financial statements.

====================================================================================================================================

FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                       Year Ended      Year Ended     Year Ended      Year Ended      Year Ended
                                                     December 31,    December 31,   December 31,    December 31,    December 31,
                                                             2004            2003           2002            2001            2000
Net asset value at beginning of year                    $   9.02        $   6.30       $   8.69         $ 11.67        $16.69
                                                        --------        --------       --------         -------        ------
Income (loss) from investment operations:
  Net investment income                                     0.07            0.08           0.18            0.24          0.11
  Net realized and unrealized gains (losses)
     on investments                                         1.22            2.72          (2.40)          (2.98)        (4.35)
                                                        --------        --------       --------         -------        ------
Total from investment operations                            1.29            2.80          (2.22)          (2.74)        (4.24)
                                                        --------        --------       --------         -------        ------
Less distributions:
  Dividends from net investment income                     (0.07)          (0.08)         (0.17)          (0.24)        (0.10)
  Distributions from net realized gains                       --              --             --              --         (0.68)
                                                        --------        --------       --------         -------        ------
Total distributions                                        (0.07)          (0.08)         (0.17)          (0.24)        (0.78)
                                                        --------        --------       --------         -------        ------
Net asset value at end of year                          $  10.24        $   9.02       $   6.30        $   8.69       $ 11.67
                                                        ========        ========       ========        ========       =======
Total return                                               14.31%          44.40%        (25.63%)        (23.54%)      (25.38%)
                                                        ========        ========       ========        ========       =======
Net assets at end of year (000s)                        $ 60,132        $ 59,614       $ 52,296        $ 37,546       $64,572
                                                        ========        ========       ========        ========       =======
Ratio of net expenses to average net assets                 1.44%           1.50%          0.96%           0.95%         0.95%
Ratio of net investment income to average net assets        0.71%           0.97%          1.89%           2.32%         0.64%
Portfolio turnover rate                                      472%            228%           145%(a)         162%          142%

(a) This calculation does not include securities acquired in connection with certain acquisitions in 2002.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10 December 31, 2004

NOTES TO FINANCIAL STATEMENTS  December 31, 2004

1. Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series of shares to investors, the Markman Total Return Portfolio (the Portfolio). Prior to December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Portfolio. The performance and accounting history of the Markman Moderate Allocation Portfolio is being assumed by the Portfolio. The total returns of the Portfolio are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The Portfolio seeks maximum total return with reduced risk by investing in individual securities, open-end mutual funds, closed-end funds and exchange traded funds. The Portfolio seeks to minimize risk through allocation among asset classes and through global diversification.

The following is a summary of the Trust's significant accounting policies:

Securities valuation - Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are quoted by NAS-DAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Portfolio invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of the Portfolio is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Portfolio records distributions of short-term capital gains made by mutual funds in which the Portfolio invests as dividend income and long-term capital gains made by mutual funds in which the Portfolio invests as realized gains.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Portfolio's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of December 31, 2004:

--------------------------------------------------------------------------------
Cost of portfolio
   investments                                                     $ 51,868,402
                                                                   ============

Gross unrealized
   appreciation on
   investments                                                     $  9,279,954

Gross unrealized
   depreciation on
   investments                                                         (996,345)
                                                                   ------------

Net unrealized
appreciation on
investments                                                           8,283,609

Capital loss carryforward                                           (50,435,670)

Other temporary differences                                              (8,409)
                                                                   ------------

Accumulated deficit                                                $(42,160,470)
                                                                   ============
--------------------------------------------------------------------------------

During the year ended December 31, 2004, the Portfolio utilized $12,826,391 of capital loss carryforwards. As of December 31, 2004, the Portfolio had a net capital loss carryfor-ward of $50,435,670 of which $12,148,952 will expire in 2008, $22,338,168 will expire in 2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carry-forwards, brought forward as a result of certain acquisitions in 2002, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.


--------------------------------------------------------------------------------
                                              Markman Total Return Portfolio  11

The tax character of distributions paid by the Portfolio for the years ended December 31, 2004 and 2003 was as follows:

--------------------------------------------------------------------------------
                                                  2004                     2003
From ordinary
Income                                     $   414,247             $    507,876
--------------------------------------------------------------------------------

2. Investment Transactions

During the year ended December 31, 2004, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $257,655,932 and $265,044,232, respectively.

3. Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

The Portfolio's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. The Portfolio pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Portfolio.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Portfolio. IFS coordinates the preparation of tax returns for the Portfolio, reports to shareholders of the Portfolio, reports to and filings with the Securities and Exchange Commission and state securities commissions and necessary materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Portfolio's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of the Portfolio. For the performance of these services, the Portfolio pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Portfolio pays out-of-pocket expenses including, but not limited to, postage and supplies.

COMPLIANCE SERVICES

The Trust has contracted with the Adviser to provide the Chief Compliance Officer to the Trust. The Chief Compliance Officer and his or her designees will perform the duties and responsibilities in accordance with Rule 38a-1 under the Investment Company Act of 1940, as amended. The Chief Compliance Officer will, among other things, oversee an annual review of the policies and procedures of the Trust and its service providers and will provide a summary report of his or her findings to the Board of Trustees for their approval. The Chief Compliance Officer's compensation will be paid by the Adviser and the Trust will reimburse the Adviser for such costs.

In addition, the Trust has contracted with IFS to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, IFS shall develop and assist in implementing a compliance program for IFS on behalf of the Portfolio and; provide administrative support services to the Portfolio's Compliance Program and Chief Compliance Officer.

4. Commitments and Contingencies

The Portfolio indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

5. Subsequent Events

On January 4, 2005, the Trustees approved the name change of the Portfolio to Markman Total Return Core Fund.

On February 1, 2005, the Board of Trustees approved a change to the investment management agreement between the Portfolio and the Adviser increasing the base-management fee payable to the Adviser, and adding a performance-based fee adjustment and a series of breakpoints. The new management agreement is subject to shareholder approval.


--------------------------------------------------------------------------------
12  December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Markman MultiFund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Markman Total Return Portfolio (the "Fund"), a series of the Markman MultiFund Trust, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated January 11, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Total Return Portfolio as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
February 1, 2005


--------------------------------------------------------------------------------
                                              Markman Total Return Portfolio  13

ADDITIONAL NOTES (Unaudited)

Dividends Received Deduction

For corporate shareholders, 100% of the total ordinary income paid during the current fiscal year ended December 31, 2004, qualifies for the corporate dividends received deduction.

Proxy Voting Guidelines

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Portfolio. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended December 31, 2004 are available without charge, upon request, by calling 1-952-920-4848. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust will file a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q beginning with the September 2004 quarter. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-952-920-4848. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line,together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2004" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------------------------------------------------------------------------------------------------------------------------------------
                                  Net Expense Ratio        Total Return       Beginning              Ending   Expenses Paid During
                                         Annualized    Six Months Ended   Account Value       Account Value   the Six Months Ended
                                  December 31, 2004   December 31, 2004    July 1, 2004   December 31, 2004     December 31, 2004*
Markman Total Return Portfolio
Actual                                   1.44%              9.92%            $1,000.00           $1,099.20            $7.60
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical                             1.44%              2.51%            $1,000.00           $1,017.90            $7.30
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/366] (to reflect the one-half year period).


--------------------------------------------------------------------------------
14  December 31, 2004

MANAGEMENT OF THE TRUST (Unaudited)

Listed in the charts below is basic information regarding the Trustees and officers of the Markman MultiFund Trust (the "Trust").

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of      Other
                                                                                                     Portfolios in  Directorships
                         Position(s)                                                                 Fund Complex   Held by Trustee
                         Held With      Term of Office(1) and     Principal Occupation(s)            Overseen by    Outside the Fund
Name/Address/Age         Trust          Length of Time Served     During Last 5 yrs                  Trustee        Complex
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Robert J. Markman(2)     Chairman of    Since Inception           President, Treasurer and           1              N/A
6600 France Ave. South   the Board                                Secretary of Markman
Edina, MN 55435          and President                            Capital Management, Inc.
Age: 53
------------------------------------------------------------------------------------------------------------------------------------
(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of      Other
                                                                                                     Portfolios in  Directorships
                         Position(s)                                                                 Fund Complex   Held by Trustee
                         Held With      Term of Office(1) and     Principal Occupation(s)            Overseen by    Outside the Fund
Name/Address/Age         Trust          Length of Time Served     During Last 5 yrs                  Trustee        Complex
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Susan Gale-Levy          Trustee        Since Inception           Real Estate Advisor;               1              N/A
6600 France Ave. South                                            Edina Realty.
Edina, MN 55435
Age: 52
------------------------------------------------------------------------------------------------------------------------------------
Melinda S. Machones      Trustee        Since Inception           Director of Technology             1              N/A
6600 France Ave. South                                            and Strategy, Duluth
Edina, MN 55435                                                   New Tribune; Self-employed
Age: 50                                                           management and technology
                                                                  consultant; Director of
                                                                  Information Technologies,
                                                                  The College of St. Scholastica.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Monahan       Trustee        Since Inception           Vice President-External            1              N/A
6600 France Ave. South                                            Relations, Ecolab.
Edina, MN 55435
Age: 54
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------
                         Position(s)
                         Held With      Term of Office and        Principal Occupation(s)
Name/Address/Age         Trust          Length of Time Served     During Last 5 yrs
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
Judith E. Fansler        Secretary      Since Inception           Chief Operations Officer;
6600 France Ave. South   Treasurer      Since May 2003            Markman Capital Management, Inc.
Edina, MN 55435          Chief
Age: 54                  Compliance
                         Officer        Since October 2004
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-707-2771.


--------------------------------------------------------------------------------
                                              Markman Total Return Portfolio  15

--------------------------------------------------------------------------------
                                 Stay Informed
--------------------------------------------------------------------------------

Portfolio/Strategy Update

800-975-5463

Bob Markman's weekly market overview and portfolio activity report.



OnLine

www.markman.com

Check for net asset values and more.



PriceLine

800-536-8679

Up-to-the-minute net asset values and account values.



HelpLine

800-707-2771

For a prospectus, an application form, assistance in completing an application, or for general administrative questions.


--------------------------------------------------------------------------------
Website Provides Updates On-Line

For expanded performance information, portfolio allocations updated regularly, on-line access to the prospectus and forms, and other helpful information, log on to

www.markman.com
--------------------------------------------------------------------------------

These forms are available:

o Account Application

o IRA/Roth Application

o IRA transfer request

o Systematic Withdrawal Plan Request

o Automatic Investment Request

o Company Retirement Account Application

o 403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Total Return Portfolio through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Total Return Portfolio through these discount brokers.

For additional forms or answers to any questions just contact the Markman Total Return Portfolio (between the hours of 8:30 AM and 5:30 PM EST). Toll-free:
800-707-2771.

        [LOGO]              Investment Adviser                   Shareholder Services
       Markman              Markman Capital Management, Inc.     c/o Integrated Fund Services, Inc.
     TOTAL RETURN           6600 France Avenue South             P.O. Box 5354
      PORTFOLIO             Minneapolis, Minnesota 55435         Cincinnati, Ohio 45201-5354
-----------------------     Telephone: 952-920-4848              Toll-free: 800-707-2771
For investors too smart     Toll-free: 800-395-4848
to do it themselves(R)

Authorized for distribution only if preceded or accompanied by a current prospectus.


--------------------------------------------------------------------------------
16  December 31, 2004

        [LOGO]
       Markman
     TOTAL RETURN
      PORTFOLIO
-----------------------
For investors too smart
to do it themselves(R)

6600 France Avenue South
Minneapolis, Minnesota 55435





--------------------------------------------------------------------------------
                                                                     FIRST CLASS
--------------------------------------------------------------------------------

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Michael J. Monahan is the registrant's "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $20,200 for the December 31, 2004 fiscal year and $19,000 for the December 31, 2003 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2004 or December 31, 2003 fiscal years.

(c) Tax Fees. Tax fees totaled $2,100 for the December 31, 2004 fiscal year and $2,000 for the December 31, 2003 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2004 or December 31, 2003 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $2,100 for the fiscal year ended December 31, 2004 and $2,000 for the fiscal year ended December 31, 2003, including services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b) Certification required by Item 12(b) of Form N-CSR is filed herewit

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Markman MultiFund Trust

By (Signature and Title)

/s/ Robert J. Markman
---------------------------------
Robert J. Markman
President

Date:  March 11, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Markman
---------------------------------
Robert J. Markman
President

Date:  March 11, 2005

By (Signature and Title)

/s/ Judith E. Fansler
---------------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date:  March 11, 2005